UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            May 29, 2003
                                                            ------------


                              Snap-on Incorporated
             (Exact name of registrant as specified in its charter)


           Delaware                       1-7724                 39-0622040
           --------                       ------                 ----------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


          10801 Corporate Drive, Pleasant Prairie, Wisconsin 53158-1603
          -------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code:   (262) 656-5200
                                                      ---------------
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Item 7.        Financial Statements and Exhibits (furnished pursuant to Item 9)
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(c) Exhibits

  99           Press Release of Snap-on Incorporated, dated May 29, 2003


Item 9.        Regulation FD Disclosure
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On May 29, 2003, Snap-on Incorporated (the "Corporation") issued a press release entitled "Snap-on Incorporated Appoints W. Dudley Lehman, Group President for Kimberly-Clark Corporation, to Board of Directors." The text of the press release is furnished herewith as Exhibit 99 and incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Snap-on Incorporated has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                SNAP-ON INCORPORATED



Date:  May 29, 2003             By:      /s/ Martin M. Ellen
                                   ------------------------------------------
                                Martin M. Ellen, Principal Financial Officer,
                                Senior Vice President - Finance and
                                Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number     Description
--------------     -----------

      99 Press Release of Snap-on Incorporated, dated May 29, 2003 entitled "Snap-on Incorporated Appoints W. Dudley Lehman, Group President for Kimberly-Clark Corporation, to Board of Directors."